UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Advanced Series Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

February 15, 2013

Dear Contract Owner:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of the AST Moderate Asset Allocation Portfolio (the “Current Portfolio” or the “Portfolio”) of the Advanced Series Trust (“AST” or the “Trust”). The Meeting is scheduled to be held at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th floor, Newark, New Jersey, on March 22, 2013 at 1:00 p.m., Eastern Standard Time.

At the Meeting, shareholders will be asked to approve an amended investment management agreement for the Current Portfolio in connection with the implementation of a new investment strategy for the Current Portfolio (the “Proposal”).

Under the Proposal, the investment management agreement would be amended to facilitate the implementation of a new investment strategy for the Current Portfolio. Under the new strategy, Prudential Investments LLC and AST Investment Services, Inc. (together, the “Manager”) would retain a new subadviser, RCM Capital Management LLC (“RCM”). The Board of Trustees believes that RCM has a proven track record of strong performance with extensive experience and a distinctive global structure which would benefit shareholders. Information on the proposed investment management fee, contractual fee waiver, and overall expenses (both current and proposed) is included in the accompanying Q&A and proxy statement.

As an owner of a variable annuity contract or variable life insurance policy that participates in the Current Portfolio as of the close of business on January 29, 2013, you are entitled to instruct the insurance company that issued your contract or policy how to vote the applicable Current Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Board of Trustees has approved the Proposal identified above and recommends that you vote “FOR” the Proposal. Although the Board of Trustees has determined that the Proposal is in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via the internet or by telephone. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Robert F. O’Donnell
President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As the owner of a variable annuity or variable life contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts. Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund. Therefore, you are indirectly investing in the underlying mutual fund. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

If you have received these proxy materials, you have allocated some or all of your account value to the AST Moderate Asset Allocation Portfolio (the “Current Portfolio” or the “Portfolio”), which is a series of Advanced Series Trust (“AST” or the “Trust”). As is further explained below, AST is seeking shareholder consideration and approval of an important proposal. You are being asked to provide voting instructions to your insurance company on the proposals.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the proposal to approve an amended investment management agreement for the Current Portfolio in connection with the implementation of a new investment strategy for the Current Portfolio.

Q3. WHAT IS THE NEW INVESTMENT STRATEGY THAT WOULD BE IMPLEMENTED IF THE PROPOSAL IS APPROVED?

A. The Current Portfolio utilizes a fund of funds investment strategy, which invests primarily in other funds that have their own fees. If shareholders vote to approve the proposal, the Current Portfolio will implement a new investment strategy that will invest directly in a diversified mix of securities and other investments using a variety of global investment strategies.

The current fund of funds investment strategy invests approximately 50% of its assets in equity securities and approximately 50% of its asset in fixed income securities, with an allowable 10% movement up or down due to market conditions.

The proposed investment strategy will invest approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities, with an allowable 10% movement up or down due to market conditions.

In the proxy statement, the Current Portfolio after implementation of the proposed investment strategy and other changes described below is referred to as the “Repositioned Portfolio.”

Q4. WHY IS THE PROPOSAL IN THE BEST INTEREST OF SHAREHOLDERS?

A. The Manager and the Board believe that shareholders of the Current Portfolio would benefit from having RCM Capital Management, LLC (RCM) as the sole subadviser to the Repositioned Portfolio and from having RCM implement a new investment strategy for the Repositioned Portfolio. More specifically, these changes are expected to result in the following potential benefits to shareholders:

•

Greater diversity - The Portfolio’s investment managers believed, and the Board concurred, that the factors which would differentiate the Portfolio after the restructuring from the Portfolio’s current structure and many of the Trust’s other asset allocation options, including its use of global tactical asset allocation strategies and direct investment in equity and debt securities, would provide shareholders with a greater diversity of investment options.

•

More robust global investment strategy - The Manager and the Board believe that RCM has a proven track record of strong performance. The Current Portfolio is expected to benefit from RCM’s global structure and its emphasis on proprietary research. If the proposal is approved by shareholders, the Repositioned Portfolio will be the only fund in the United States offering the proposed RCM investment strategy.

•

Reduction of concentration risk - The Current Portfolio is only allowed to invest in portfolios of AST and to a limited extent in ETFs, which is a similar investment strategy to other portfolios on the platform. The Manager believes, and the Board concurred, that shareholders would benefit from a change to the less limited investment strategy of the Repositioned Portfolio, which would reduce the risk of investment concentration in the Current Portfolio and overlap with other portfolios in the AST offering.

RCM, a part of Allianz Global Investors which operates in four continents and from six international offices, has extensive experience in a range of investment approaches, including regional, global, and multi-asset strategies.

Q5. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. The proposed changes involve an important change to the investment strategy of the Current Portfolio from a fund-of-funds strategy to a securities-based investment strategy managed by a new subadviser. Although the Manager and Board are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy.

To reduce the impact on the Current Portfolio and shareholders, the Manager will waive 0.07% of the management fee paid by the Repositioned Portfolio through at least June 30, 2014. Renewal of the contractual fee waiver after June 30, 2014 will be subject to review by the Repositioned Portfolio’s investment managers and the Board. If the waiver is not renewed or is modified, the Repositioned Portfolio’s operating expenses may increase.

The chart below sets forth the current and proposed fees and expenses using the fee table format used for mutual fund prospectuses:

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of 12/31/12)	Pro Forma Operating Expenses (Assuming Proposal Implemented)

	AST Moderate Asset Allocation Portfolio	AST RCM World Trends Portfolio

Management Fee	0.30%	0.92%

Distribution and/or Service Fees (12b-1 fees)	None	0.10%

Other Expenses	0.01%	0.04%

Acquired Fund Fees and Expenses	0.69%	None

Total Annual Portfolio Operating Expenses	1.00%	1.06%

Fee Waiver and/or Expense Reimbursement	None	0.07%[1]

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.99%

1 If the proposal is implemented, the Manager has contractually agreed to waive 0.07% of the management fee paid by the Repositioned Portfolio through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Manager and AST’s Board of Trustees.

The table above follows applicable SEC rules for mutual fund prospectuses. For the Current Portfolio, the Manager currently provides a voluntary fee waiver which equaled 0.09% for the year ended December 31, 2012. The Manager provided an additional fee waiver which equaled 0.01% for the year ended December 31, 2012 in connection with the termination of the subadvisory agreement with CLS Investments, LLC. With the fee waivers, the net operating expenses for the year ended December 31, 2012 after all waivers were 0.90%. Because the 0.09% voluntary waiver is not contractual and may be withdrawn at any time, and because the 0.01% waiver has expired, they are not shown in the Current Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

Q6. HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A. Yes. The Board has approved the proposal and recommends that you vote to approve the proposal.

Q7. IF THE PROPOSAL IS APPROVED, WHEN WILL THE PROPOSED CHANGES GO INTO EFFECT?

A. If approved, the proposed changes are currently expected to go into effect on or about April 29, 2013.

Q8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The Prudential Insurance Company of America and its affiliates are bearing all costs associated with the proxy statement. AST’s investment managers are affiliates of The Prudential Insurance Company of America. You will not bear any of the costs or expenses associated with the proxy statement.

However, if the proposed changes are approved by shareholders, the Portfolio will incur brokerage and other one-time costs associated with the changes in investment strategies. These transition costs, which are similar in nature to those incurred in any change of investment strategy, are estimated at only 0.10% ($3,605,469) of the Portfolio’s net assets as of December 31, 2012, and would be borne by the Portfolio and its shareholders. Please refer to the proxy statement for more information.

Q9. HOW DO I VOTE?

A. You may vote by completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope, or by telephone by calling toll-free 1-800-690-6903, or you may vote via the internet by going to www.proxyvote.com. Or, you can vote by attending the shareholder meeting and submitting your voting instructions. Voting instruction cards must be received by the day before the Meeting if you vote by mail. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting. If you require assistance or have any questions regarding the mailing you received, customer service representatives can be contacted at (800) 752-6342 Monday-Thursday between the hours of 8:00 a.m. and 7:00 p.m., Eastern Standard Time, and on Friday between the hours of 8:00 a.m. and 6:00 p.m., Eastern Standard Time.

Q10. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street—4th Floor

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Moderate Asset Allocation Portfolio (the “Current Portfolio” or the “Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”) will be held on March 22, 2013, at 1:00 p.m., Eastern Standard Time, at the offices of the Trust, located at Gateway Center Three, 100 Mulberry Street—4th Floor, Newark, New Jersey 07102 (the “Meeting”). You are receiving this Proxy Statement because you have an interest in the Current Portfolio. The purpose of the Meeting is to consider and act upon the matter described below:

1. To approve an amended investment management agreement for the Current Portfolio in connection with a change in investment strategy from a “fund-of-funds” strategy to a securities-based investment management strategy managed by a new subadviser.

The amended investment management agreement would increase the fee paid by the Current Portfolio to Prudential Investments LLC and AST Investment Services, Inc. (together, the “Manager”) to permit the implementation of the following changes:

•	change the Current Portfolio from a fund-of-funds, where some fees are paid at the underlying fund level, to a fund that primarily invests directly in securities,

•	retention of RCM Capital Management LLC as the new subadviser for the Current Portfolio,

•	name change for the Current Portfolio from the AST Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio, and

•	implementation by the new subadviser of a new investment strategy for the Current Portfolio as described in greater detail in the Proxy Statement attached to this Notice.

Your Board unanimously recommends that you vote in favor of the proposal.

Please note that owners of variable annuity contracts or variable life insurance policies (“Contract owners”) who have allocated account value to separate accounts investing in the Current Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on January 29, 2013. If you had an interest in the Current Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You also can vote or provide voting instructions by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions, or you may vote via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Deborah A. Docs, Secretary of Advanced Series Trust

Dated: February 15, 2013

VOTING INFORMATION

ADVANCED SERIES TRUST

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF ADVANCED SERIES TRUST

TO BE HELD ON MARCH 22, 2013

Dated: FEBRUARY 15, 2013

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to owners of variable annuity contracts and variable life insurance policies (the “Contracts”) who, as of January 29, 2013 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of the AST Moderate Asset Allocation Portfolio (the “Current Portfolio” or the “Portfolio”) of Advanced Series Trust (“AST” or the “Trust”).

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Allstate Life Insurance Company

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Current Portfolio (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposal (the “Proposal”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposal that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Prudential insurance companies.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about February 15, 2013.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the proposal but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to the Current Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Current Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Current Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of each Proposal. Shares in each sub-account of a Separate Account that is invested in the Current Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of each Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Prudential Investments LLC and/or AST Investment Services, Inc. (collectively referred to herein as the “Manager”), the Trust’s co-investment managers, or their affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or the internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST

AST Moderate Asset Allocation Portfolio

100 Mulberry Street

Gateway Center Three—4th Floor

Newark, New Jersey 07102

PROXY STATEMENT DATED FEBRUARY 15, 2013 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2013

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 100 Mulberry Street, Gateway Center Three—4th Floor, on March 22, 2013, at 1:00 p.m., Eastern Standard Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies (the “Contracts”) issued by Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, and Allstate Life Insurance Company, (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 29, 2013 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of the AST Moderate Asset Allocation Portfolio (the “Current Portfolio”) of the Trust.

Contract owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of shares. As of the Record Date, there were 365,958,199 outstanding shares of the Current Portfolio. As of the Record Date, the Insurance Companies owned more than 95% of the outstanding shares.

The Trust’s shares of beneficial interest are referred to as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 22, 2013

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Trust has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon oral or written request. This Proxy Statement will be available at www.annuities.prudential.com/view/page/investor on or about February 15, 2013. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about February 15, 2013. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS,” and together with PI, the “Manager”) are the co-investment managers of the Current Portfolio of the Trust. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of the Manager and the Prudential insurance companies, is the principal underwriter of each Portfolio’s Shares. The mailing address for PI and the Trust’s principal offices is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The mailing address for ASTIS and PAD is One Corporate Drive, Shelton, Connecticut 06484.

Contract owners who have allocated account values to the Current Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust’s annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342.

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust is organized as a Massachusetts business trust. ASTIS, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the co-managers of the Current Portfolio. As of December 31, 2012, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $194.7 billion. As of December 31, 2012, ASTIS served as the manager or co-manager to open-end investment companies and with aggregate assets of approximately $144.8 billion.

The Current Portfolio commenced operations on November 19, 2007. Investment advisory services are currently provided to the Current Portfolio by the Manager at the addresses listed above.

Prudential Mutual Fund Services LLC (“PMFS”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Mellon Asset Servicing (U.S.) Inc. (“BNYAS”) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

PAD serves as the distributor of the shares of each Portfolio of the Trust, including the Current Portfolio. PAD’s business address is One Corporate Drive, Shelton, Connecticut 06484-0883.

PROPOSAL 1

TO APPROVE AN AMENDED MANAGEMENT AGREEMENT

Board Consideration of the Proposal

At meetings of the Board held on June 13-15 2012 and January 28, 2013 (the “Board Meetings”), the Board considered presentations made by the Manager and RCM Capital Management LLC (“RCM”)1 concerning proposed changes to the Current Portfolio’s investment management agreement, including an increase in the management fee rate, subadvisory arrangements, investment strategy, non-fundamental investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the “Portfolio Repositioning”).

The proposed changes involve an important change to the investment strategy of the Current Portfolio from a “fund-of-funds” strategy to a securities-based investment management strategy managed by a new subadviser, RCM. Although the Manager and the Board are proposing an increase in the investment management fee, the increase would be offset to a significant extent by the elimination of the fees and expenses associated with the underlying funds in the current fund-of-funds strategy and the addition of a contractual management fee waiver through at least June 30, 2014. See “Annual Portfolio Operating Expenses” below.

The Manager and the Board are proposing the investment management fee rate increase in order to enable the Manager to:

• change the Current Portfolio from a fund-of-funds, where some fees are paid at the underlying fund level, to a fund that primarily invests directly in securities;

• retain RCM as the new subadviser for the Current Portfolio; and

• have RCM implement a new investment strategy for the Current Portfolio.

Specifically, the Manager explained that if the amended investment management agreement was approved by shareholders, the revised fee schedule would become effective upon: (i) the termination of the current voluntary investment management fee waiver and (ii) the corresponding addition of RCM as the new subadviser to the Current Portfolio and implementation of a new contractual investment management fee waiver. The termination of the current voluntary investment management fee waiver, the appointment of RCM, and implementation of the new contractual investment management fee would occur on or about April 29, 2013. In turn, once RCM became subadviser to the Current Portfolio, the Manager noted that the name of the Current Portfolio would be changed to the AST RCM World Trends Portfolio (the “Repositioned Portfolio”).

The Current Portfolio’s existing structure as a fund-of-funds that invests substantially all of its assets in shares of other Portfolios of the Trust and exchange-traded funds would be changed so that the Repositioned Portfolio would invest directly in equity and debt securities, as well as other types of financial instruments (including futures contracts, swap agreements, and options).

Although the Repositioned Portfolio would no longer be operated as a fund-of-funds, the Repositioned Portfolio, like the Current Portfolio, would continue to be managed as a global asset allocation vehicle investing in both domestic and international equity and debt securities and money market instruments. The Manager noted that the Current Portfolio’s allocation of assets to equity and debt (fixed-income) securities was approximately 50% of net assets invested in equity securities and approximately 50% of net assets invested in debt (fixed-income) securities, each of which could range from 40%-60% of net assets depending on market conditions. The Manager explained that asset allocation parameters for the Repositioned Portfolio would be modified to provide slightly more equity exposure under normal circumstances, with approximately 60% of net assets invested in equity securities (which may range from 50%-70%) and approximately 40% of net assets invested in debt (fixed-income) securities (which may range from 30%-50%). Both the investment strategy of the Current Portfolio and the investment strategy of the Repositioned Portfolio are described in more detail below.

The Manager explained to the Board that the Portfolio Repositioning, if implemented, would benefit Contract owners currently invested in the Current Portfolio. The change would provide Contract owners with the benefit of having RCM as the sole subadviser to the Repositioned Portfolio, including obtaining access to its various investment strategies and experience. RCM, a part of Allianz Global Investors which operates in four continents and from six international offices, has extensive experience in a range of investment approaches, including regional, global, and multi-asset strategies. Among RCM’s distinctive features are its truly global structure and its emphasis on proprietary research. The Manager believed that these attributes, among others, made RCM well-suited to pursue the investment goals of the Repositioned Portfolio.

1 Due to an internal reorganization at RCM’s parent company, Allianz Global Investors, it is currently expected that RCM will merge into Allianz Global Investors U.S., LLC, effective on or about April 1, 2013. If the planned merger occurs as expected on this date, then the subadvisory agreement for the Repositioned Portfolio will be with the surviving entity. If the planned merger does not occur, then the subadvisory agreement for the Repositioned Portfolio will be with RCM.

The Manager also believed that the factors which differentiated the Repositioned Portfolio from the Current Portfolio and many of the Trust’s other asset allocation options, including its use of global tactical asset allocation strategies and direct investment in equity and debt securities, would provide Contract owners with a greater diversity of investment options. As described in more detail below, the Repositioned Portfolio’s use of RCM’s global investment strategies combined with direct investments in securities, when compared to the fund-of-funds structure of the Current Portfolio, would result in a significant increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals.

As a result of such changes, the cost to the Manager of advising the Repositioned Portfolio would be significantly higher than the cost of managing the Current Portfolio with its fund-of-funds structure. The Manager recommended to the Board that it approve requesting shareholder approval of an amended investment management agreement, because the proposed increased investment management fee rate was needed to permit the Manager to: (i) retain and pay RCM an appropriate subadvisory fee to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio, and (ii) compensate the Manager for the additional services provided by the Manager in connection with the proposed changes to the Repositioned Portfolio.

The Board approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The Proposal involves the approval of an increase in the investment management fee rate paid by the Portfolio to the Manager. If shareholders approve the Proposal, the Portfolio’s existing management agreement with the Manager will be amended to increase the investment management fee paid to the Manager. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

In the event shareholders do not approve the proposed amended investment management agreement, the increased investment management fee rate, the retention of RCM as subadviser for the Portfolio, and the investment strategy, non-fundamental investment policy, performance benchmark, and name changes would not go into effect. Instead, the Current Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment strategy and its investment management fee rate will remain unchanged.

Current Management Agreement and Subadvisory Arrangements

PI and ASTIS currently serve together as the Manager for the Current Portfolio under the current Management Agreement. Pursuant to the Management Agreement, PI and ASTIS provide investment advisory and related management and administrative services to the Current Portfolio. The current Management Agreement was most recently approved by the shareholders of the Current Portfolio at a special meeting of the initial Current Portfolio shareholders that was held on June 20, 2007. The current Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 13-15, 2012.

Under the current Management Agreement, the Current Portfolio’s annualized contractual investment management fee is 0.30% of the Current Portfolio’s average daily net assets. Since the Current Portfolio operates as a “fund-of-funds,” the Current Portfolio also indirectly pays investment management fees on its investments in each Portfolio in which the Current Portfolio invests (the “Underlying Trust Portfolios.” Based on the Current Portfolio’s net assets as of December 31, 2012, the annualized gross effective investment management fee rate paid by the Current Portfolio was approximately 0.88%.This estimated annualized gross effective investment management fee rate is comprised of: (i) the net effective investment management fee paid directly to the Manager by the Current Portfolio after application of a voluntary waiver that is currently in place (i.e., 0.20%),2 plus (ii) the estimated weighted average of the investment management fees paid to the Manager by the Underlying Trust Portfolios (i.e., 0.68%) based on the Current Portfolio’s holdings as of December 31, 2012.

During the majority of the twelve-month period ended December 31, 2012, the Current Portfolio was subadvised by CLS Investments, LLC (“CLS”). CLS is no longer the subadviser to the Current Portfolio due to a change of control at the parent company of CLS, NorthStar Financial Services Group LLC, on November 10, 2012. PI is currently managing the Current Portfolio until a replacement subadviser is approved. Under the terms of the previous subadvisory arrangement with CLS, the Manager paid CLS a contractual subadvisory fee rate equal to 0.20% of the Current Portfolio’s average daily net assets to $100 million; 0.15% of the Current Portfolio’s average daily net assets from $100 million to $200 million; and 0.10% of the Current Portfolio’s average daily net assets over $200 million. Because the Current Portfolio’s net assets exceeded the relevant breakpoints discussed above during the twelve-month period ended December 31, 2012, the effective contractual subadvisory fee rate earned by CLS with respect to the Current Portfolio was 0.10%. In addition, since the Current Portfolio operates as a fund-of-funds, the Manager also pays subadvisory fees to the relevant subadviser for the Underlying Trust Portfolios based upon the Current Portfolio’s investments in those Underlying Trust Portfolios. Based on the Current Portfolio’s average daily net assets and holdings for the twelve-month period ended December 31, 2012, the estimated gross effective subadvisory fee rate for the Portfolio was approximately 0.31%. This estimated gross effective subadvisory fee rate is comprised of: (i) the 0.10% effective contractual subadvisory fee paid by the Manager directly to CLS plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of the Underlying Trust Portfolios (i.e., 0.21%) based upon the Current Portfolio’s average holdings in the Underlying Trust Portfolios for the twelve-month period ended December 31, 2012.

2 The net effective investment management fee for this period also takes into consideration an additional management fee waiver which equaled 0.01% in connection with the termination of the subadvisory agreement with CLS Investments, LLC.

The investment management fee paid by the Current Portfolio to the Manager for the twelve-month period ended December 31, 2012 was approximately $5,787,000, which reflects reductions based on the voluntary fee waiver that was in place. The Manager, in turn, paid approximately $2,976,000 to CLS for providing subadvisory services for the Current Portfolio during that period. Because the Manager paid subadvisory fees to CLS out of the management fees it received from the Current Portfolio, the net management fee retained by the Manager for the twelve-month period ended December 31, 2012 was approximately $2,811,000. The estimated investment management fee paid to the Manager by the Underlying Trust Portfolios for the twelve-month period ended December 31, 2012 was approximately $20,455,000 based upon the Current Portfolio’s average holdings in those Underlying Trust Portfolios for the twelve-month period ended December 31, 2012. The Manager, in turn, paid a portion of these investment management fees received from the Underlying Trust Portfolios to the subadvisers of each Underlying Trust Portfolio. The estimated subadvisory fees paid by the Manager to the subadvisers of the Underlying Trust Portfolios for the twelve-month period ended December 31, 2012 was approximately $6,298,000 based upon the Current Portfolio’s average holdings in those Underlying Trust Portfolios for the twelve-month period ended December 31, 2012. The estimated net contractual investment management fee retained by the Manager for the Underlying Trust Portfolios for the twelve-month period ended December 31, 2012 was approximately $14,157,000.

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the Current Portfolio approve the Proposal, the fee schedule for the Management Agreement will be revised to provide that the Repositioned Portfolio will pay the Manager an investment management fee at the following annual rate:

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets; and

0.85% over $10 billion of average daily net assets.

As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Manager on a monthly basis. The Manager, in turn, will pay RCM a contractual subadvisory fee at the following annual rate:

0.35% of average daily net assets to $500 million;

0.30% of average daily net assets from $500 million to $1 billion; and

0.26% of average daily net assets over $1 billion.

With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged. Additionally, shareholder approval of the increased investment management fee rate would result in the termination of the existing voluntary fee waiver for the Portfolio and its replacement with a new contractual fee waiver that will be guaranteed for at least one year.

Pursuant to the Management Agreement, the Manager, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manages both the investment operations of the Portfolio and the composition of its investment holdings, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio.

Pursuant to the Management Agreement, the Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. Pursuant to the Management Agreement, the Manager also reviews the performance of subadvisers for the Portfolio, and makes recommendations to the Board with respect to the retention of subadvisers and the renewal of subadvisory agreements for the Portfolio. The Trust has obtained an exemption from the SEC that permits the Manager, subject to approval by the Board, to change subadvisers for the Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadviser, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadviser with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers by the Manager and the Trustees.

The Manager also administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian) or the Trust’s transfer agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render investment management services to other pooled investment vehicles.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Manager and the Board have proposed the increased investment management fee rate for the Current Portfolio in order to effect a repositioning of the Current Portfolio and to eliminate the payment of fees at two levels of the Current Portfolio’s current fund-of-funds structure. In particular, an increased investment management fee rate will enable the Manager to: (i) retain RCM as the sole subadviser for the Portfolio; and (ii) have RCM implement a new investment strategy for the Portfolio. Contract owners would benefit by having RCM as the sole subadviser to the Repositioned Portfolio, including obtaining access to the benefits of RCM’s global structure and its extensive experience in a range of investment approaches, including regional, global, and multi-asset strategies. The Manager also believes that the factors which differentiate the Repositioned Portfolio from the Current Portfolio and many of the Trust’s other asset allocation options, including its use of global tactical asset allocation strategies and direct investment in equity and debt securities, would provide Contract owners with a greater diversity of investment options. The Manager and the Board believe that RCM has a proven track record of strong performance. RCM, a part of Allianz Global Investors which operates in four continents and from six international offices, has extensive experience in a range of investment approaches, including regional, global, and multi-asset strategies. Among RCM’s distinctive features are its truly global structure and its emphasis on proprietary research. The Manager and the Board believe that these attributes, among others, make RCM well-suited to pursue the investment goals of the Repositioned Portfolio. See “Description of the Portfolio Repositioning” below.

Because the Repositioned Portfolio, unlike the Current Portfolio, will implement various investment strategies and global tactical asset allocation strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments, RCM will be responsible for asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio. In order to pursue this investment strategy, RCM must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Manager believes the subadvisory fee rate for RCM reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by RCM as compared to CLS, the Portfolio’s previous subadviser. In turn, RCM’s use of a global investment strategy when compared to the current “fund-of-funds” structure will result in an increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals. In short, the Manager believes that the proposed increased contractual investment management fee rate will permit the Manager to: (i) retain and pay RCM to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio; and (ii) compensate the Manager for the additional services provided by the Manager in connection with the proposed changes to the Repositioned Portfolio.

The Board has already approved amending the investment management agreement, including increasing the investment management fee rate. The Board has also approved the appointment of RCM as the new subadviser for the Repositioned Portfolio. Implementation of these changes is subject to receipt of the required shareholder approval with respect to the increased investment management fee rate. Shareholder approval of the increased investment management fee rate would also result in the termination of the above-described voluntary investment management fee waiver that is currently in effect for the Current Portfolio and its replacement with a new contractual investment management fee waiver. Shareholder approval of the Manager’s retention of RCM, however, is not required pursuant to the above-described exemptive order that was received from the SEC by the Trust and the Manager.

Comparative Fee and Expense Information

The Current Portfolio does not charge any front-end or back end sales charges or loads on purchases (including reinvested dividends). The Current Portfolio does not charge any fees upon redemption of shares, and does not charge an exchange fee.

The following fee table provides: (i) historical information about the fees and expenses attributable to shares of the Current Portfolio for the twelve-month period ended December 31, 2012 based on the current contractual investment management arrangements and the subadvisory arrangements with CLS which were in place for the majority of that period, and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the twelve-month period ended December 31, 2012 assuming the proposed increased contractual investment management fee rate and the relevant subadvisory arrangements had been in effect during that period.

Future fees and expenses may be greater or less than those indicated below.

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of 12/31/12)	Pro Forma Operating Expenses (Assuming Proposal Implemented)

	AST Moderate Asset Allocation Portfolio	AST RCM World Trends Portfolio

Management Fee	0.30%	0.92%

Distribution and/or Service Fees (12b-1 fees)	None	0.10%

Other Expenses	0.01%	0.04%

Acquired Fund Fees and Expenses	0.69%	None

Total Annual Portfolio Operating Expenses	1.00%	1.06%

Fee Waiver and/or Expense Reimbursement	None	0.07%[1]

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.99%

1 If the proposal is implemented, the Manager has contractually agreed to waive 0.07% of the management fee paid by the Repositioned Portfolio through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Manager and the Trust’s Board of Trustees.

The table above follows applicable SEC rules for mutual fund prospectuses. For the Current Portfolio, the Manager currently provides a voluntary fee waiver which equaled 0.09% for the year ended December 31, 2012. The Manager provided an additional fee waiver which equaled 0.01% for the year ended December 31, 2012 in connection with the termination of the subadvisory agreement with CLS. With the fee waivers, the net operating expenses for the year ended December 31, 2012 after all waivers were 0.90%. Because the 0.09% voluntary waiver is not contractual and may be withdrawn at any time, and because the 0.01% waiver has expired, they are not shown in the Current Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

EXPENSE EXAMPLES

Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. The Expense Examples below do not reflect Contract charges; and the expenses shown would be higher if Contract charges were reflected.

The Expense Examples below are intended to help you compare the cost of investing in the Current Portfolio under the current investment management fee arrangements and the subadvisory arrangements with CLS which were in place during the twelve-month period ended December 31, 2012 with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee and new RCM subadvisory arrangements were in effect for the twelve-month period ended December 31, 2012. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for AST Moderate Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years

$102	$318	$552	$1,225

Expense Example Based on Estimated Pro Forma Operating Expenses for AST RCM World Trends Portfolio:

1 Year	3 Years	5 Years	10 Years

$101	$330	$578	$1,288

Additional Fee Information

The proposed new contractual subadvisory fee rates for the Repositioned Portfolio, as well as the contractual subadvisory fee rates under the previous subadvisory arrangements with CLS, are set forth below.

Portfolio	Subadviser	Contractual Subadvisory Fee Rate

AST RCM World Trends Portfolio	RCM Capital Management LLC	0.35% of average daily net assets to $500 million; 0.30% of average daily net assets from $500 million to $1 billion; and 0.26% of average daily net assets over $1 billion

AST Moderate Asset Allocation Portfolio	CLS Investments, LLC	0.20% of average daily net assets to $100 million; 0.15% of average daily net assets from $100 million to $200 million; and 0.10% of average daily net assets over $200 million

Because the Current Portfolio’s net assets exceeded the relevant breakpoints shown above during the twelve-month period ended December 31, 2012, the effective contractual subadvisory fee rate for CLS was 0.10%. Because the Current Portfolio operates as a fund-of-funds, the

Manager also pays subadvisory fees to the subadvisers of each Underlying Trust Portfolio based upon the Current Portfolio’s investments in each Underlying Trust Portfolio. Based on the Current Portfolio’s average daily net assets and holdings for the twelve-month period ended December 31, 2012, the estimated gross effective subadvisory fee rate for the Portfolio was approximately 0.31%, which is comprised of: (i) the 0.10% effective contractual subadvisory fee paid by the Manager directly to CLS plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of each Underlying Trust Portfolio (i.e., 0.21%) based upon the Current Portfolio’s average holdings in the Underlying Trust Portfolios for the twelve-month period ended December 31, 2012.

If the proposed subadvisory agreement with RCM had been in effect during this time period, the effective subadvisory fee rate for RCM with respect to the Portfolio would have been 0.245%. The effective subadvisory fee rate for the Repositioned Portfolio takes into account a voluntary waiver by RCM of 0.035%.

The two tables below show the contractual and effective investment management fee, subadvisory fee and net management fee retained by the Manager after payment of the subadvisory fee. The figures are shown in both dollar and percentage terms for the 12-month period ended December 31, 2012. The figures for the Current Portfolio are actual (including estimates for Underlying Trust Portfolio fees), and the figures for the Repositioned Portfolio are estimated pro forma. The contractual figures are before reduction for any fee waiver. The effective figures are after the deduction of any waiver.

	Contractual Investment Management Fee Paid to Manager	Effective Investment Management Fee Received by Manager	Contractual Subadvisory Fee Paid by Manager to Subadviser(s)	Effective Subadvisory Fee Paid by Manager to Subadviser(s)	Net Contractual Investment Management Fee Retained by Manager	Net Effective Investment Management Fee Retained by Manager

Repositioned Portfolio (Estimated Pro Forma)	$27,593,000	$25,493,000	$8,398,000	$7,348,000	$19,195,000	$18,145,000

Current Portfolio (Actual)	$8,998,000*	$26,242,000	$2,976,000	$9,274,000	$6,022,000	$16,968,000

Increase- (Decrease) from Actual to Estimated Pro Forma	$18,595,000	$(749,000)	$5,422,000	$(1,926,000)	$13,173,000	$1,177,000

*	Fee does not reflect current voluntary management fee waiver of 0.09% or additional management fee waiver of 0.01% in connection with the termination of CLS. If those waivers were reflected, the Contractual Investment Management Fee paid to Manager would be $5,787,000.

Difference Between Actual and Estimated Pro Forma in Percentage Terms	0.62%	(0.03)%	0.18%	(0.06)%	0.44%	0.04%

	Contractual Investment Management Fee Paid to Manager	Effective Investment Management Fee Received by Manager	Contractual Subadvisory Fee Paid by Manager to Subadviser(s)	Effective Subadvisory Fee Paid by Manager to Subadviser(s)	Net Contractual Investment Management Fee Retained by Manager	Net Effective Investment Management Fee Retained by Manager

Repositioned Portfolio (Estimated Pro Forma)	0.92%	0.85%	0.28%	0.245%	0.64%	0.61%

Current Portfolio (Actual)	0.30%*	0.88%	0.10%	0.31%	0.20%	0.57%

Increase- (Decrease) from Actual to Estimated Pro Forma	0.62%	(0.03)%	0.18%	(0.065)%	0.44%	0.04%

*	Fee rate does not reflect current voluntary management fee waiver of 0.09% or additional management fee waiver of 0.01% in connection with the termination of CLS. If those waivers were reflected, the Contractual Investment Management Fee paid to Manager would be 0.20%.

In both of the tables above:

•

the Effective Investment Management Fee Received by Manager for the Current Portfolio takes into account the Manager’s voluntary waiver of 0.05% of their investment management fee on Current Portfolio assets between $100 million and $200 million and 0.07% of their investment management fee on Current Portfolio assets exceeding $200 million, and the Manager’s additional management fee waiver which equaled 0.01% in connection with the termination of the subadvisory agreement with CLS; and

•	the Effective Subadvisory Fee Paid by Manager to Subadviser(s) for the Repositioned Portfolio takes into account RCM’s 0.035% subadvisory fee waiver.

Investment Objective and Principal Investment Policies of Current Portfolio

The investment objective of the Current Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The Current Portfolio’s investment objective is a non-fundamental investment policy, which means it may be changed by the Board without shareholder approval. No assurance can be given that the Current Portfolio will achieve its investment objective.

The Current Portfolio operates as a fund-of-funds. That means that the Current Portfolio invests substantially all of its assets in shares of other mutual funds rather than investing directly in equity and debt securities and other financial instruments. Under normal circumstances, at least 90% of the Current Portfolio’s assets are allocated across as many as seven different “core” investment categories. The seven “core” investment categories include:

• domestic large-cap and mid-cap value equity securities;

• domestic large-cap and mid-cap growth equity securities;

• domestic small-cap value equity securities;

• domestic small-cap growth equity securities;

• international large-cap value equity securities;

• international large-cap growth equity securities; and

• domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments.

Only Underlying Trust Portfolios selected by PI may be used to gain exposure to these “core” investment categories.

Under normal circumstances, no more than 10% of the Portfolio’s assets may be allocated to “off-benchmark” investments. “Off-benchmark” investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced “core” investment categories. Examples of “off-benchmark” investments include, but are not limited to, investments in:

• equity sectors such as real estate, technology, utilities, financials, or healthcare;

• inflation-indexed debt securities;

• international debt securities; and

• commodities.

Only exchange traded funds may be used to gain exposure to “off-benchmark” investments (the “Underlying ETFs”); provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Portfolio. In general terms, Underlying ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices.

The Current Portfolio normally allocates approximately 50% of its net assets to equity securities and approximately 50% of its net assets to domestic fixed-income securities/cash. Depending on market conditions, the equity portion may range between 40-60% of the Current Portfolio’s net assets and the domestic fixed-income/cash portion may range between 40-60% of the Current Portfolio’s net assets. The following table provides more detailed information regarding the Current Portfolio’s asset allocation mix as of December 31, 2012 and related allocation guidelines.

Asset Class and Investment Category for Current Portfolio	Current Portfolio Assets*	Allocation Guideline

Core Equities		40%-60%

Domestic Large & Mid-Cap		20%-60%

Large & Mid-Cap Value	14.3%	10%-30%

Large & Mid-Cap Growth	14.5%	10%-30%

Domestic Small-Cap		0%-6%

Small-Cap Value	1.6%	0%-6%

Small-Cap Growth	3.6%	0%-6%

International Large-Cap		0%-15%

International Value	4.1%	0%-10%

International Growth	4.4%	0%-10%

Core Domestic Fixed-Income/Cash		40%-60%

Domestic Fixed-Income (Core Bonds)	46.2%	20%-60%

Cash/Money Market Instruments	4.6%	0%-40%

“Off-Benchmark” Investment Categories	6.7%	0%-10%

The following table indicates the division of Current Portfolio assets among the various Underlying Trust Portfolios and Underlying ETFs as of December 31, 2012.

Asset Class and Investment Category for Current Portfolio	Underlying Trust Portfolio or ETF	Estimated Weight*

Core Equities

Domestic Large & Mid-Cap Value		14.3%

	AST Large-Cap Value Portfolio	2.8%

	AST BlackRock Value Portfolio	1.4%

	AST Jennison Large-Cap Value Portfolio	2.8%

	AST Goldman Sachs Large-Cap Value Portfolio	1.4%

	AST Mid-Cap Value Portfolio	0.5%

	AST MFS Large-Cap Value Portfolio	1.3%

	AST T. Rowe Price Equity Income Portfolio	4.1%

Domestic Large & Mid-Cap Growth		14.5%

	AST Marsico Capital Growth Portfolio	3.2%

	AST Jennison Large-Cap Growth Portfolio	2.8%

	AST T. Rowe Price Large-Cap Growth Portfolio	2.8%

	AST MFS Growth Portfolio	3.2%

	AST Goldman Sachs Concentrated Growth Portfolio	2.1%

	AST Neuberger Berman Mid-Cap Growth Portfolio	0.2%

	AST Goldman Sachs Mid-Cap Growth Portfolio	0.2%

Domestic Small-Cap Value		1.6%

	AST Goldman Sachs Small-Cap Value Portfolio	0.5%

	AST Small-Cap Value Portfolio	1.1%

Domestic Small-Cap Growth		3.6%

	AST Small-Cap Growth Portfolio	1.9%

	AST Federated Aggressive Growth Portfolio	1.7%

International Large-Cap Value		4.1%

	AST International Value Portfolio	4.1%

International Large-Cap Growth		4.4%

	AST International Growth Portfolio	4.4%

Domestic Fixed-Income (Core Bonds)		46.2%

	AST PIMCO Total Return Bond Portfolio	12.9%

	AST Prudential Core Bond Portfolio	15.7%

	AST Western Asset Core Plus Bond Portfolio	8.3%

	AST Neuberger Berman Core Bond Portfolio	2.4%

	AST Lord Abbott Core Fixed Income Portfolio	6.9%

Cash/Money Market Instruments		4.6%

	AST Money Market Portfolio	2.1%

	PIP2 – Prudential Core Taxable Money Market Fund	2.5%

“Off-Benchmark” Investment Categories		6.7%

	iShares iBoxx High Yield Corporate Bond Fund	1.6%

	iShares MSCI Emerging Markets Index Fund	1.1%

	iShares MSCI Germany Index Fund	0.4%

	SPDR S&P 500 ETF Trust	2.7%

	SPDR S&P Bond ETF	0.5%

	Technology Select Sector SPDR Fund	0.4%

[1]	Due to rounding, total of weights may exceed 100%. Actual total of allocations is 100%.

PI is currently responsible for determining the Current Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the Current Portfolio’s assets to gain exposure to certain “off-benchmark” investment categories. This function was provided by CLS prior to the termination of the subadvisory agreement. The Manager is responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for the subadviser’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Current Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

Description of the Proposed Portfolio Repositioning

Current and Proposed Investment Objective. The investment objective of the Current Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Repositioned Portfolio will also be to seek the highest potential total return consistent with its specified level of risk tolerance.

Description of Investment Policy Changes

General. As set forth above, the Current Portfolio is operated as a fund-of-funds, and normally invests approximately 90% of its assets in Underlying Trust Portfolios and up to 10% of its assets in Underlying ETFs. The Repositioned Portfolio, however, would not be operated as a fund-of-funds and instead RCM would implement various investment strategies primarily through the direct purchase and sale of equity and debt securities and the use of other financial instruments. RCM will allocate assets among the following seven investment strategies according to the approximate neutral weights shown in parentheses:

RCM Best Styles Global (30%). This is a core global equity strategy that seeks to exploit the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth. It seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.

U.S. Equity Core (17.5%). Based on a belief that investor sentiment fluctuates more widely than underlying fundamentals, and that low expectation/valuation stocks provide more downside risk protection and more upside potential, this strategy identifies undervalued companies undergoing positive change through a disciplined investment process, which is built upon stock screening and fundamental research.

European Growth (5%). Based on a belief that share prices are driven in the medium- to long-term by the growth of earnings and cash flows, and that markets are often inefficient in valuing growth businesses, this strategy constructs high-conviction portfolios with a long-term investment horizon through a pure bottom-up stock picking approach that emphasizes structural growth.

Enhanced Fixed Income (40%). Based on a belief that fixed-income markets display inefficiencies that can be systematically exploited through an active and disciplined investment process, this strategy combines proprietary research with sophisticated portfolio construction tools and seeks to outperform the benchmark while adhering to stringent risk guidelines.

European Small Caps (2.5%). This strategy targets mid- to long-term stable outperformance through a fundamental bottom-up investment process with a tilt towards high quality small cap companies.

Best Styles Emerging Markets (2.5%). In emerging markets, investment styles have been even more successful in the past decade than in developed markets, where single investment style volatility has proven less pronounced. This strategy exploits the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth, and seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.

Commodities (2.5%). Based on a belief that inefficiencies in commodities markets can be exploited systematically using well researched and disciplined investment processes combining fundamental knowledge and advanced risk management skills, this strategy seeks to provide exposure to rising commodity markets and generate alpha through active allocation across commodities, while mitigating downside returns through sophisticated tail risk management tools.

Asset Allocation Ranges for Repositioned Portfolio. Under normal circumstances, approximately 60% of the Repositioned Portfolio’s net assets will be invested to provide exposure to equity securities and approximately 40% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Repositioned Portfolio’s net assets and such fixed-income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.), (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.), and (iii) the purchase of Underlying ETFs. More specific information regarding the Repositioned Portfolio’s approximate minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below. The neutral exposure is the target allocation when RCM has a neutral view of the relative value among the asset classes. The minimum and maximum exposures show the approximate range of allocations among the asset classes during normal circumstances.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure

Equities

Global Equity	20.0%	30.0%	40.0%*

U.S. Large-Cap Equity	10.0%	17.5%	20.0%

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure

European Large/Mid-Cap Equity	3.0%	5.0%	7.0%[1]

European Small-Cap Equity	1.0%	2.5%	4.0%[1]

Emerging Markets Equity	0.0%	2.5%	8.0%[1]

Commodities	0.0%	2.5%	8.0%

Total Equities	50%[2]	60%	70%[3]

Fixed-Income

U.S. Treasuries	15.0%	25.0%	35.0%

U.S. Corporates	5.0%	10.0%	15.0%

Emerging Markets Debt	0.0%	5.0%	8.0%

Cash	0.0%	0.0%	20.0%

Total Fixed-Income	30%[4]	40%	50%[5]

1 Notwithstanding the individual maximum exposures for the Global Equity, European Large/Mid-Cap Equity, European Small-Cap Equity, and Emerging Markets Equity segments, the maximum combined exposure to non-U.S. equity investments within these segments that are not denominated in U.S. dollars is 35% of the Repositioned Portfolio’s net assets. This maximum represents a separate guideline, not an addition of the guidelines for these segments.

2 Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 50% of the Repositioned Portfolio’s net assets. This minimum represents a separate guideline, not an addition of the guidelines for each equity segment.

3 Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 70% of the Repositioned Portfolio’s net assets. This maximum represents a separate guideline, not an addition of the guidelines for each equity segment.

4 Notwithstanding the individual minimum exposures for the various fixed-income segments, the minimum combined exposure to fixed-income investments is 30% of the Repositioned Portfolio’s net assets. This minimum represents a separate guideline, not an addition of the guidelines for each fixed-income segment.

5 Notwithstanding the individual maximum exposures for the various fixed-income segments, the maximum combined exposure to fixed-income investments is 50% of the Repositioned Portfolio’s net assets. This maximum represents a separate guideline, not an addition of the guidelines for each fixed-income segment.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the Repositioned Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by PI, ASTIS, or their affiliates. Investing heavily in these securities will limit the RCM’s ability to achieve the Repositioned Portfolio’s investment objective, but can help to preserve Portfolio assets.

Description of Blended Performance Benchmark Changes. The proposed changes to the Portfolio’s blended performance benchmark are summarized below.

Current Blended Performance Benchmark of AST Moderate Asset Allocation Portfolio	Proposed Blended Performance Benchmark of AST RCM World Trends Portfolio

Russell 3000 Index: 40% MSCI EAFE Index: 10% Barclays U.S. Aggregate Bond Index: 50%	S&P 500 Index: 17.5% MSCI ACWI Index: 42.5% Barclays U.S. Aggregate Bond Index: 40%

Principal Risks of Investing in Repositioned Portfolio. Exhibit B to this Proxy Statement provides information with respect to the principal risks of investing in the Repositioned Portfolio.

New Subadviser

RCM Capital Management, LLC is a registered investment adviser and is a part of Allianz Global Investors US LLC, 1633 Broadway, New York, NY 10019 . As of December 31, 2012, RCM had approximately $141 billion in assets under management worldwide. RCM’s address is 555 Mission Street, Suite 1700, San Francisco, CA 94105.

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of RCM and Allianz Global Investors US LLC. None of the officers or directors of RCM or Allianz Global Investors US are also officers or directors of PI or ASTIS.

Name	Position with RCM/Allianz	Principal Occupations

Brian Gaffney	Chief Executive Officer—Allianz Global Investors US	Chief Executive Officer of Allianz Global Investors U.S (since 2012); Chief Executive Officer of Allianz Global Investors Distributors (2010-2011); Head of US Retail (2008-2010) Managing Director and Head of Intermediary Distribution for Lehman Asset Management / Neuberger Berman (1999-2008).

Udo Frank	Managing Director; Chief Marketing Officer and Board of Managers Chairperson	Managing Director, Chief Marketing Officer of Allianz Global Investors, U.S. (since 2012); Chairman of the RCM US Business Management Group; Global CEO of RCM (2003-2011); Managing Director and Chief Investment Officer of Allianz Kapitalanlagegesellschaft mbH (1994-2003) Member Allianz Global Investors US Executive Committee

Christian Pachtner	Managing Director; Board of Managers Member	Managing Director, Head of Client Relations and International Business Development of RCM (since 2007); Member of the RCM US Management Committee.

David Owen	Director; Chief Legal Officer, Board of Managers Member	Director and Chief Legal Officer of RCM (since 2010); US Head of Legal and Compliance; Member of the RCM US Management Committee.

Scott Migliori	Managing Director; Chief Investment Officer; Board of Managers Member	Chief Investment Officer of RCM San Francisco (since 2010); Senior Portfolio Manager (2003-2010); Member of the RCM US Management Committee; Member Allianz Global Investors US Executive Committee

John Carroll	Managing Director; President Allianz Global Investors Distributors	Managing Director, President Allianz Global Investors Distributors, LLC (AGID) (since 2011); Chief Operation Officer AGID (since 2010). Member Allianz Global Investors US Executive Committee.

Barbara Claussen	Managing Director; Chief Operating Officer NFJ Investment Group	Managing Director, Chief Operating Officer of NFJ Investment Group (since 2005); Head of Trading for NFJ Investment Group (since 1989); Member Allianz Global Investors US Executive Committee.

Ben J Fischer, CFA	Managing Director; Portfolio Manager/Analyst	Managing Director, Founding Partner and Portfolio Manager/Analyst at NFJ Investment Group (since 1989); Member Allianz Global Investors US Executive Committee

Douglas Forsyth, CFA	Managing Director, Chief Investment Officer, Fixed Income US	Managing Director, Chief Investment Officer, Fixed Income US (since 2012); Head of Income and Growth Strategies investment team (since 1998); Portfolio Manager (since 1994); Member Allianz Global Investors US Executive Committee.

Jill Lohrfink	Managing Director; Head of Institutional North America	Managing Director, Head of Institutional North America (since 2012). Global Head of Consultant Relations at Goldman Sachs Asset Management (1997-2011) Member Allianz Global Investors US Executive Committee.

Herold Rohweder	Managing Director; Global Chief Investment Officer, Multi Asset	Managing Director, Global Chief Investment Officer, Multi Asset (since 2011); Member Global Investment Management Group; Member of Allianz Global Investors US Executive Committee.

Portfolio Managers for Repositioned Portfolio

Information about the portfolio managers responsible for the day-to-day management of the Repositioned Portfolio is set forth below.

Dr. Herold Rohweder is a Managing Director and Global Chief Investment Officer Multi Asset at Allianz Global Investors. He is also a member of the European Executive Committee of Allianz Global Investors and a member of the Global Investment Management Group. Herold joined Allianz in 1989 as a portfolio manager for global balanced, European equities and European fixed income. In 1998 Herold initiated the Systematic Asset Management effort for equity and multi asset investments at Allianz Asset Management. Since 2011 Herold has been Global CIO Multi Asset at Allianz Global Investors. Herold has graduated from Wayne State University, Detroit with a Master of Arts degree in Economics and has received a Ph.D. from the Economics department of the University of Kiel, Germany.

Dr. Matthias Müller is a Managing Director and Chief Investment Officer of the Multi Asset Multi Strategy team. The team was formed in 2005 and since then grew its assets under management strongly. The experienced team is specialized in dynamic asset allocation strategies, predominantly for large institutional investors. As a senior portfolio manager, Matthias manages various institutional mandates as well as funds for unit-linked insurance products. Before joining the Multi Asset Multi Strategy team Matthias was responsible for asset allocation and risk management at RCM’s balanced team since 2002 and worked as senior investment strategist at Allianz Asset Management since 1998 when he joined the firm from his position as an European equity portfolio manager for Allianz Sachversicherungs-AG. He works in the industry since 1995. Matthias holds a doctorate in monetary economics from J.W. Goethe University in Frankfurt.

Giorgio Carlino is a Director and Portfolio Manager and member of the Multi Asset Multi Strategy team. He holds a degree in economics and finance from Rome’s La Sapienza University, and a master in portfolio management and asset allocation from the University of Statistics, Bologna (Italy). He started his career in fund management in 2001 at Commerzbank AM in Rome and then moved to Milan to join Allianz Global Investors (formerly RAS AM) as a private client portfolio manager with responsibility for multimanager selection. He joined the Multi Asset Multi Strategy team in Frankfurt in January 2008 and he is now the portfolio manager for the Horizon fund family and multi-asset/multi-manager funds.

Dr. Michael Stamos is a Portfolio Manager and member of the Multi Asset Multi Strategy team. He oversees various mandates for institutional clients. Prior to joining Multi Asset in 2007, Michael worked over 4 years as a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, here he obtained his Doctoral Degree with highest distinction. He was also a member of joint research collaborations with the Insurance and Risk Management Department at the Wharton School. Michael has published and refereed various articles in international renowned scientific journals on fields such as finance, economics, and insurance and he has presented his work at several international conferences.

Dr. Zijan Yang is a Portfolio Manager and member of the Multi Asset Multi Strategy team. He is responsible for several multi asset portfolios for institutional mandates. Zijan also takes on a role in the research and development of Investment Strategies in the team. Zijan spent some years in doing financial academic research at the University of Essex in the UK, specializing in portfolio optimization, before joining the company in 2008. In 2010, he gained his Ph.D. degree in Computational Finance from the University of Essex. He is currently taking part in the CFA program.

Information About PI and ASTIS

PI and ASTIS are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below is the name, title and principal occupation of the principal executive officer of PI. There are no directors of PI. The address of the principal executive officer of PI is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. None of the officers or directors of PI are also officers or directors of RCM.

Name	Position with PI	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Officer-In-Charge, President, Senior Vice President and Chief Operating Officer	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883. None of the officers or directors of ASTIS are also officers or directors of RCM.

Name	Position with PI	Principal Occupations

Scott E. Benjamin	Executive Vice President and Director	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of Prudential Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Senior Vice President of Prudential Annuities Life Assurance Corporation (since March 2006).

Robert O’Donnell	Executive Vice President and Director	Executive Vice President and Director (since April 2012 of AST Investment Services, Inc.; President (since April 2012) of Prudential Annuities; Senior Vice President, Head of Product, Investment Management & Marketing (October 2008-April 2012) for Prudential Annuities; Senior Vice President, Head of Product (July 2004-October 2008) for Prudential Annuities.

Set forth below is a list of the officers of the Trust who are also officers or directors of PI and/or ASTIS.

Name [1]	Position with the Fund	Position with PI	Position with ASTIS

Deborah A. Docs	Secretary	Assistant Secretary and Vice President	N/A

Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President	N/A

Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President	N/A

Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President	N/A

Raymond O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary	Corporate Counsel, Vice President and Secretary

Amanda S. Ryan	Assistant Secretary	Assistant Secretary and Director	N/A

Valerie Simpson	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer

Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer and Senior Vice President	Assistant Treasurer and Vice President

1 Excludes Messr. O’Donnell and Cronin, who are directors of ASTIS and serve as interested trustees of the Fund. Information with respect to Messrs. O’Donnell and Cronin appears in the table of ASTIS principal executive officers and directors above.

Substantially Similar Funds or Portfolios Managed by PI or ASTIS

ASTIS and PI do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Substantially Similar Funds or Portfolios Advised by the New Subadviser

RCM does not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Matters Considered by the Board

The Board, including a majority of the Independent Trustees, met during the Board meeting that took place on January 28, 2013, to consider the Manager’s proposals to change the Portfolio’s investment management fee rate, subadvisory arrangements, investment strategy, investment policies, blended performance benchmark, and name. All of the Independent Trustees attended the Board Meeting. In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate and total expenses for the Current Portfolio, the proposed investment management fee rate and total expenses for the Repositioned Portfolio, and the investment management fee rates and total expenses for mutual funds with investment policies and strategies similar to those of the Current Portfolio and the Repositioned Portfolio (i.e., variable insurance product (VIP) funds in Lipper Inc.’s mixed-asset target allocation moderate category).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement, including increasing the investment management fee rate. The Board also approved the execution of a subadvisory agreement relating to the Portfolio between the Manager and RCM, and certain changes to the Portfolio’s non-fundamental investment policies and blended performance benchmark as outlined above. At such meeting, the Board received oral presentations from representatives of the Manager and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Current Portfolio by the Manager and CLS under the current Management Agreement and the previous subadvisory agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and RCM under the amended Management Agreement and the new subadvisory agreement. The Board considered the Manager’s representation that the nature and extent of services to be provided by the Manager and RCM under the amended Management Agreement and the new subadvisory agreement would likely be greater than those provided by the Manager and CLS under the current Management Agreement and the previous subadvisory agreement, due to the increased oversight, time, and expense which will be required to properly manage the Portfolio after it is transitioned from a “fund-of-funds” structure to a global asset allocation fund that pursues global investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Manager and RCM under the amended Management Agreement and the new subadvisory agreement.

Investment Performance

Although the Board considered the historical performance of the Current Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted, however, that the current Management Agreement had been considered and renewed by the Board in June 2012 as part of its annual consideration of the renewal of the Current Portfolio’s investment management agreement, and that it had considered the Portfolio’s historical investment performance at that time.

The Board also considered that it was approving RCM as subadviser for the Portfolio and that RCM would be implementing a new investment strategy for the Portfolio. Neither the Manager nor RCM manage any single pooled investment vehicle that uses all of the investment strategies that are expected to be used in connection with the Repositioned Portfolio. As a result, there was no directly comparable investment performance for the Repositioned Portfolio for the Board to review at the Board Meeting. The investment strategies to be used by RCM in connection with the Repositioned Portfolio, however, are also used by RCM in connection with its management of various other registered investment companies and/or pooled investment vehicles. The Board did review historical investment performance information for the relevant RCM strategies and their respective benchmark indices at the Board meetings.

Increased Investment Management Fee Rate

The Manager proposed the increased investment management fee rate for the Repositioned Portfolio to the Board in order to effect the Portfolio Repositioning. As noted above, the Current Portfolio operates as a “fund-of-funds” by investing approximately 90% of its assets in Underlying Trust Portfolios and may invest up to 10% of its assets in Underlying ETFs. Under the terms of the previous subadvisory agreement, CLS was generally responsible for determining the Current Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of Underlying ETFs for 10% of the Current Portfolio’s assets. PI is currently making these determinations until a replacement subadviser is approved. The Manager is responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for these asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Current Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and Underlying ETFs.

The Board noted that the Repositioned Portfolio, on the other hand, will not invest substantially all of its assets in Underlying Trust Portfolios and Underlying ETFs like the Current Portfolio. Instead, the Repositioned Portfolio will implement various investment strategies and global tactical asset allocation strategies primarily through the purchase and sale of equity and debt securities and the use of other financial instruments (e.g., future contracts, currency forwards, swap agreements, and options). As a result, RCM will be responsible for asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio. In order to pursue this investment strategy, RCM must research and analyze domestic and foreign macro-economic and financial issues and the characteristics of the different global equity markets. The Board accepted the Manager’s assertion that the subadvisory fee rate for RCM reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by RCM as compared to CLS. In turn, RCM’s use of a global investment strategy when compared to the current “fund-of-funds” structure will result in an increase in the amount of time, oversight, and attention that will be required by the Manager’s investment management, fund administration, legal, and compliance professionals. In short, the Board accepted the Manager’s assertion that the proposed increased contractual investment management fee rate will permit the Manager to: (i) retain and pay RCM to handle asset allocation, security selection, and overall day-to-day investment management of the Repositioned Portfolio; and (ii) compensate the Manager for the additional services provided by the Manager in connection with the proposed changes to the Repositioned Portfolio.

Even though the Repositioned Portfolio’s contractual investment management fee rate is higher than the Current Portfolio’s contractual investment management fee rate of 0.30%, the Board noted that the Repositioned Portfolio’s contractual investment management fee rate:

• was in range of the net effective management fee rate of 0.82% that was paid to the Manager for the Current Portfolio for the twelve-month period ended December 31, 2011, taking into account the investment management fees paid by the Underlying Trust Portfolios, and after application of the 0.09% voluntary investment management fee waiver;

• was in range of the gross effective investment management fee rate of 0.91% that would have been paid to the Manager for the Current Portfolio for the twelve-month period ended December 31, 2011 absent application of the 0.09% voluntary investment management fee waiver for the Current Portfolio, taking into account the investment management fees paid by the Underlying Trust Portfolios;

• was comparable with those of the Trust’s other asset allocation fees paid by the Underlying Trust Portfolios that are not principally structured as funds-of-funds; and

• was comparable with contractual fee increases in connection with the repositioning of certain Trust portfolios from a fund-of-funds structure to a non fund-of-funds structure.

In addition, the Board noted that the Repositioned Portfolio’s estimated net effective investment management fee rate, after application of the contractual investment management fee waiver on the Repositioned Portfolio, was in range of the Current Portfolio’s net effective management fee rate for the twelve-month period ended December 31, 2011, taking into account the investment management fees paid by the Underlying Trust Portfolios, and after application of the 0.09% voluntary investment management fee waiver on the Current Portfolio.

Finally, even though RCM’s contractual subadvisory fee rate for the Repositioned Portfolio is higher than CLS’s contractual subadvisory fee rate for the Current Portfolio, the Board noted that the gross effective subadvisory fee rate paid by the Manager in connection with the Current Portfolio for the twelve-month period ended December 31, 2011 (taking into account the subadvisory fees paid by the Underlying Trust Portfolios) was actually higher than the subadvisory fee rate that would have been paid to RCM in connection with the Repositioned Portfolio during that period.

Comparative Analysis of Investment Management Fee Rates

The Board compared the Current Portfolio’s actual investment management fee and net total expense ratio for the twelve-month period ended December 31, 2011 and the proposed investment management fee and projected net total expense ratio for the Repositioned Portfolio assuming the Portfolio Repositioning had gone into effect during the same period with those of comparable mutual funds as selected by Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees. Lipper classified both the Current Portfolio and the Repositioned Portfolio as variable insurance products (VIP) mixed-asset target allocation moderate funds. The actual management fee represents the fee rate actually paid by each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the Current Portfolio and the Repositioned Portfolio, and includes any fee waivers or reimbursements. The net total expense ratio for each fund classified by Lipper as a VIP mixed-asset target allocation moderate fund, including the Current Portfolio and the Repositioned Portfolio, represents the actual expense ratio incurred by fund shareholders, but does not include the charges associated with the relevant variable insurance contracts.

These comparisons placed the Current Portfolio and the Repositioned Portfolio in various quartiles, with the first quartile being the best 25% of the relevant mutual funds (in the case of expenses, the lowest-cost mutual funds) and the fourth quartile being the most expensive of the relevant mutual funds.

The materials provided to the Board in advance of the Board Meeting indicated that the total gross expense ratio and the total net expense ratio for both the Current Portfolio and the Repositioned Portfolio fell within the third quartile of the Lipper VIP mixed-asset target allocation moderate funds universe.

The Board also reviewed the annualized investment management fee information in the Lipper VIP mixed-asset target allocation moderate funds universe. As the Current Portfolio is a fund-of-funds and the Repositioned Portfolio is not a fund-of-funds, the Board reviewed the annualized investment management fee information in the Lipper universe in two separate sub-universes, one sub-universe of fund-of-funds, including the Current Portfolio, and another sub-universe of non fund-of-funds, including the Repositioned Portfolio. The materials provided to the Board in advance of the Board Meeting indicated that the contractual investment management fee rate for both the Current Portfolio and the Repositioned Portfolio fell within the fourth quartile of the relevant Lipper sub-universe.

The Board noted that the Repositioned Portfolio will be a global asset allocation fund that pursues global investment strategies and also noted that the broad geographical reach of the RCM Portfolio will require larger amounts of time and resources for oversight and administration as compared to the Current Portfolio. In short, the Board found it reasonable to conclude that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences.

Manager’s Profitability

Because the engagement of RCM with respect to the Current Portfolio is new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Current Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed in connection with future annual reviews of advisory agreements.

Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee rate for RCM would include breakpoints in the fee rate paid by the Manager to RCM, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increases in size. The Board noted that it will consider economies of scale (and any corresponding expense caps or waiver arrangements) as part of any future annual review of the amended Management Agreement.

Other Benefits to the Manager or its affiliates from serving as co-investment managers

The Board did not consider ancillary or potential “fall out” benefits accruing to the Manager as a result of its service as investment manager for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Manager as part of its annual consideration of the renewal of the current Management Agreement for the Current Portfolio in June 2012, and that it had determined any such benefits to be reasonable at that time. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and RCM at the Board meeting, the Board concluded that approving the Portfolio Repositioning and the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Implementation

As explained in more detail above, the Manager and the Board are proposing the investment management fee rate increase in order to enable the Manager to:

• change the Current Portfolio from a fund-of-funds, where some fees are paid at the underlying fund level, to a fund that primarily invests directly in securities, where fees are paid at the Current Portfolio level;

• retain RCM as the new subadviser for the Portfolio and implement a new contractual investment management fee waiver; and

• have RCM implement a new investment strategy for the Portfolio.

If the amended investment management agreement is approved by the shareholders, the revised fee schedule will become effective upon the termination of the current voluntary investment management fee waiver and the corresponding addition of RCM as the new subadviser to the Portfolio and implementation of a new contractual investment management fee waiver. The appointment of RCM is expected to occur on or about April 29, 2013. Once RCM becomes subadviser to the Portfolio, it is expected that the name of the Portfolio will be changed from the AST Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

VOTING INFORMATION

Voting Rights

Shareholders as of the record date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Current Portfolio as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is January 29, 2013. The table in Exhibit C shows the number of outstanding shares of the Portfolio as of the Record Date that are entitled to vote at the Meeting.

Each whole Share of the Current Portfolio is entitled to one vote as to each Proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Required Shareholder Vote

If an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the Current Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a Proposal is approved.

With respect to the Proposal, “voting securities” refers to the Shares of the Current Portfolio. The presence, in person or by proxy, of at least one-third of the Shares of the Current Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal. If a Contract owner abstains from voting as to any matter, the Shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees, the Nominees and officers owned, individually and as a group, less than 1% of the shares of the Trust and the Current Portfolio. Broker-dealers affiliated with the Manager received no commissions from the trust with respect to the Current Portfolio during the twelve-month period ended December 31, 2012.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge for the purpose of responding to questions and requests for assistance from Contract Owners. Broadridge will also provide services for the solicitation of voting instructions from Contract owners through any of the means described above.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com

The number of Shares held in the sub-account of a Separate Account corresponding to the Current Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to the Proposal will be borne by the Manager and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of the Manager, the Trust or its affiliates, through the internet, or other permissible means. Contract owners can provide voting instructions: (1) by mail, with the enclosed voting instruction card; or (2) by telephone at 1-800-690-6903; or (3) via the internet by logging onto www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Standard Time on the day before the Meeting.

Transition Expenses

In order for RCM to implement the new investment strategies on behalf of the Portfolio, it is expected that all shares of the Underlying Trust Portfolios and the Underlying ETFs held by the Current Portfolio will be liquidated and that equity securities, fixed-income securities, money market instruments, and other financial instruments selected by RCM will be purchased on behalf of the Repositioned Portfolio. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Portfolio in connection with the liquidation of the Underlying ETFs held by the Current Portfolio and the purchase of equity securities, fixed-income securities, money market instruments, and other financial instruments selected by RCM on behalf of the Repositioned Portfolio. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately $3,605,469 (or 0.10% of the Portfolio’s net assets as of December 31, 2012) and will be borne by the Portfolio and its shareholders. Transition costs in connection with the liquidation of the Underlying ETFs may be difficult to predict.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a Proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling
877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING

INSTRUCTION CARDS PROMPTLY.

Exhibit A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1. The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2. Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b) With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f) With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g) The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h) The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3. The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Articles of Incorporation or Declaration of Trust of the Fund;

(b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e) Each prospectus and statement of additional information of the Fund.

4. The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5. The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6. During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i) the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii) all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and

(iii) the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a) the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b) the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d) the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e) the charges and expenses of legal counsel and independent accountants for the Fund,

(f) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h) the fees of any trade associations of which the Fund may be a member,

(i) the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j) the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n) any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7. For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8. The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9. This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11. Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12. During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

and

AST Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:

If to the Fund:	Advanced Series Trust One Corporate Drive Shelton, CT 06484 Attention:

Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. The Fund may use the name “Portfolio” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name “Portfolio.” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST

By:

PRUDENTIAL INVESTMENTS LLC

By:

AST INVESTMENT SERVICES,

INCORPORATED

By:

SCHEDULE A

Portfolio	Proposed Investment Management Fee Rate

AST RCM World Trends Portfolio	0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets; and

0.85% over $10 billion of average daily net assets

EXHIBIT B

Principal Risks of Investing in the Repositioned Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Repositioned Portfolio. An investment in the Repositioned Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Repositioned Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by Prudential to manage the guarantees offered in connection with certain benefit programs under Prudential variable annuity contracts may result in systematic transfers of assets among the investment options under the contracts, including the Repositioned Portfolio. These formulas may result in large-scale asset flows into and out of the Repositioned Portfolio, which, in certain instances, may result in relatively low asset levels and relatively high operating expense ratios for the Repositioned Portfolio. These formulas may also adversely affect the Repositioned Portfolio’s returns by requiring the purchase or sale of securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Repositioned Portfolio’s investment strategies.

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Repositioned Portfolio; derivatives may be difficult or impossible for the Repositioned Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Repositioned Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Repositioned Portfolio.

Expense Risk. The actual cost of investing in the Repositioned Portfolio be higher than the expenses shown in “Annual Portfolio Operating Expenses” above for a variety of reasons, including, for example, if the Repositioned Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Repositioned Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and Management Risk. Markets in which the Repositioned Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Repositioned Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

EXHIBIT C

FIVE PERCENT OWNER REPORT

The following table sets forth information regarding the shareholders who owned beneficially or of record 5% or more of the outstanding shares of the Portfolio as of January 29, 2013. A shareholder who owns beneficially, directly or indirectly, more than 25% of the Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Shareholder Name / Address	No. of Shares of Portfolio/ % of Portfolio
Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	251,895,876 / 68.8319%
Pru Annuity Distributor Inc Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	89,859,432 / 24.5546%
Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts—7th Floor 213 Washington Street Newark, NJ 07102	23,911,630 / 6.5340%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below in hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy voting instruction below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	For	Against	Abstain

1. To approve an amended investment management agreement.	☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Allstate Life Insurance Company

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MARCH 22, 2013

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the AST Moderate Asset Allocation Portfolio of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated February 15, 2013 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to his Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.